Exhibit 32




     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Lawson Products, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Executive Vice President, Finance (principal financial officer) of the Company hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 that based on their knowledge: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.


                  /s/ Robert J. Washlow
--------------------------------------------------------------
         Robert J. Washlow, Chief Executive Officer
         (principal executive officer)



                  /s/ Richard A. Agostinelli
--------------------------------------------------------------
         Richard A. Agostinelli, Executive Vice President, Finance (principal financial officer)


     July 24, 2003